EXHIBIT 10.5

PROMISSORY NOTE

$7,038 U.S.

FOR VALUE RECEIVED, GEORGIA INTERNATIONAL MINING CORP.. (the “Borrower”), unconditionally promises to pay to the order of MARK HAGUE, (the “Lender”) the sum of $7,038 in United States of America funds, together with interest at the rate of 0% per annum on the principal amount remaining unpaid, after as well as before demand or maturity or default, calculated on an annual basis (on the basis of a year of 365 days for the actual number of days elapsed) and payable on demand; PROVIDED that if the Borrower fails to pay on demand any payment of principal or interest on this note, then in such event the entire unpaid principal and all accrued and unpaid interest thereon shall become and be forthwith due and payable without presentment, notice, protest or demand of any kind (all of which are hereby expressly waived by the Borrower).

The Borrower hereby agrees that the proper law of this instrument is the law of the state of Nevada and that this instrument shall be governed by and construed in accordance with the laws thereof and the undersigned agrees that any legal suit, action or proceeding brought upon or arising out of or relating to this instrument may be instituted in the courts of such State and the undersigned hereby accepts and irrevocably submits and attorns to the exclusive jurisdiction of the said courts and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the right of the Lender to bring proceedings against the Borrower elsewhere.

This Promissory Note is dated the 11th  day of  January  2007.

                                                                                                    GEORGIA INTERNATIONAL MINING CORP.

                                                                                                              By:       /s/ Mark Hague
                                                                                                                          President/Director

                                                                                                              By:       /s/ Mark Hague
                                                                                                                          Lender